UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 5, 2012

NEOSTEM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33650 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 350, New York, New York 10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements.

2012 Employee Stock Purchase Plan.

At NeoStem, Inc.'s (the "Company" or "NeoStem") 2012 Annual Meeting held on October 5, 2012 (the "NeoStem 2012 Annual Meeting"), the stockholders of NeoStem duly approved the adoption of the NeoStem, Inc. 2012 Employee Stock Purchase Plan (the "2012 Employee Stock Purchase Plan"), which shall become effective on January 1, 2013. A description of the 2012 Employee Stock Purchase Plan is set forth in Proposal 2 contained in the the Company's Definitive Proxy Statement on Schedule 14A, filed with the SEC on September 7, 2012 (the "Proxy Statement"), and the full text of the 2012 Employee Stock Purchase Plan is filed as Exhibit 10.1 of this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.

Amendment and Restatement of the 2009 Equity Compensation Plan.

Additionally, at the NeoStem 2012 Annual Meeting, the stockholders duly approved an amendment and restatement of the NeoStem, Inc. 2009 Equity Compensation Plan (the “Amended and Restated 2009 Plan”) to, among other things, (a) reflect the merger of the 2009 Non-U.S. Based Equity Compensation Plan (the "2009 Non-U.S. Plan") with and into the NeoStem, Inc. 2009 Equity Compensation Plan, and (b) increase by 4,500,000 the aggregate number of shares authorized for issuance under the Amended and Restated 2009 Plan. Persons eligible to receive options, stock appreciation rights or other awards under the Amended and Restated 2009 Plan are those employees, consultants and directors of NeoStem and its subsidiaries who, in the opinion of the Compensation Committee of NeoStem’s Board of Directors, are in a position to contribute to NeoStem’s success. A description of the Amended and Restated 2009 Plan is set forth in Proposal 3 contained in the Proxy Statement, and the full text of the Amended and Restated 2009 Plan is filed as Exhibit 10.2 of this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the NeoStem 2012 Annual Meeting held on October 5, 2012 (for a full description of each such matter see the Proxy Statement), as well as the final voting results with respect to each such matter:

The stockholders elected seven nominees to the Board of Directors, each to serve a one-year term extending until the 2013 annual meeting of NeoStem stockholders and until his or her respective successor is duly elected and qualified. The final voting results with respect to the election of directors were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes	% of Votes Cast
Robin L. Smith, M.D.	82,359,719	1,385,241	39,090,915	98.35
Richard Berman	80,694,745	3,050,215	39,090,915	96.36
Steven S. Myers	80,117,795	3,627,165	39,090,915	95.67
Drew Bernstein	80,234,946	3,510,014	39,090,915	95.1
Eric H.C. Wei	82,369,034	1,580,317	39,090,915	98.11
Andrew Pecora, M.D., FACP	83,369,034	375,926	39,090,915	99.55
Martyn D. Greenacre	83,355,449	389,511	39,090,915	99.53

The stockholders approved the NeoStem, Inc. 2012 Employee Stock Purchase Plan. The final voting results with respect to this matter were as follows: 81,078,875 votes for (96.82% of votes cast); 1,105,662 votes against; 1,560,423 votes abstaining; and 39,090,915 broker non-votes.

The stockholders approved an amendment and restatement (the "Amended and Restated 2009 Plan") of the NeoStem, Inc. 2009 Equity Compensation Plan to, among other things, (a) reflect the merger of the NeoStem, Inc. 2009 Non-US Based Equity Compensation Plan (the "2009 Non-U.S. Plan") with and into the 2009 Plan, and (b) increase by 4,500,000 the aggregate number of shares authorized for issuance under the Amended and Restated 2009 Plan. The final voting results with respect to this matter were as follows: 77,585,488 votes for (92.64% of votes cast); 4,259,606 votes against; 1,899,866 votes abstaining; and 39,090,915 broker non-votes.

The stockholders approved the issuance of shares of NeoStem, common stock to Aspire Capital Fund, LLC pursuant to the terms of the Common Stock Purchase Agreement, dated September 28, 2011, as such agreement may be amended from time to time in accordance with the stockholder approval requirements if the NYSE MKT Company Guide Section 713. The final voting results with respect to this matter were as follows: 80,502,281votes for (96.13% of votes cast); 2,890,609 votes against; 352,070 votes abstaining; and 39,090,915 broker non-votes.

The stockholders approved an amendment (in the event it is deemed by the NeoStem Board of Directors to be advisable) to NeoStem's certificate of incorporation to effect a reverse stock split of NeoStem common stock at a ration within the range of 1:2 to 1:10, as determined by the NeoStem Board of Directors. The final voting results with respect to this matter were as follows: 109,029,315 votes for (88.76% of outstanding shares); 12,378,798 votes against; 1,427,762 votes abstaining; and 0 broker non-votes.

The stockholders ratified the appointment of Grant Thornton LLP as NeoStem’s independent registered public accounting firm for the fiscal year ending December 31, 2012. The final voting results with respect to this matter were as follows: 121,224,268 votes for (98.69% of votes cast); 636,805 votes against; 974,802 votes abstaining; and 0 broker non-votes.

Item 8.01.

On September 20, 2012, William Schumacher, a holder of 200 NeoStem shares, filed a lawsuit against us and our directors in New York state court seeking class action status and asserting that our proxy statement for our October 5, 2012 annual meeting was misleading and incomplete with respect to Proposal Number 3, the proposal to amend and restate of our 2009 Equity Compensation Plan. The lawsuit sought a variety of relief including an injunction delaying the vote on Proposal 3.

We believe that our proxy statement fully complied with applicable disclosure standards and do not believe there were any deficiencies with respect to our proxy disclosures. However, to avoid the expense of litigation and any disruption to our scheduled meeting, we reached an agreement in principle to settle the matter in exchange for certain undertakings with respect to our corporate governance practices in the future. Under the settlement, the litigation will be dismissed with prejudice, no corrective disclosure was required, we continue to deny that we have breached any disclosure duty and there will be no admission of liability. The settlement is subject to court approval.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	NeoStem, Inc. 2012 Employee Stock Purchase Plan(1)

10.2	Amended and Restated NeoStem, Inc. 2009 Equity Compensation Plan(2)

(1) Filed with the SEC on September 7, 2012, as Appendix A, to our Definitive Proxy Statement on Schedule 14A, which exhibit is incorporated by reference herein.

(2) Filed with the SEC on September 7, 2012, as Appendix B, to our Definitive Proxy Statement on Schedule 14A, which exhibit is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Name:	Catherine M. Vaczy, Esq.
Title:	Vice President and General Counsel

Dated:  October 5, 2012